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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-35656 and No. 333-45483) of Gradco Systems, Inc. of our report dated June 4, 1998 appearing on page S-1 of this Form 10-K.





PRICE WATERHOUSE LLP
Costa Mesa, California
June 25, 1998